UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 4, 2003

                             AUTO DATA NETWORK, INC.


               (Exact Name of Registrant as Specified in Charter)



            Delaware                                          13-3944580
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)


                       The Forsyth Centre, Century Place,
                         Lamberts Road, Tunbridge Wells
                          Kent, United Kingdom TN2 3EH
               (Address of Principal Executive Offices) (ZIP Code)

     Registrant's telephone number, including area code: 011 44 1892 511 566

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

Auto Data Network, Inc. announce the Final Closing on November 3, 2003 of the private equity financing commenced on July 18, 2003 through the sale of 5,328,000 Series A convertible preferred stock this follows an Initial Closing on the sale of 1,600,000 announced on August 13, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable

(c) Exhibits. None
                         [Signature on following page.]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AUTO DATA NETWORK, INC.





                          By: /s/ Christopher R Glover
                             ---------------------------------
                             Christopher R Glover
                             Chief Executive Officer



Date: November 4, 2003